RIDGEWORTH FUNDS
Supplement dated November 2, 2010 to the
RidgeWorth Funds Prospectus
Dated August 1, 2010, as may be supplemented
for the
RidgeWorth Aggressive Growth Allocation Strategy
RidgeWorth Conservative Allocation Strategy
RidgeWorth Growth Allocation Strategy
RidgeWorth Moderate Allocation Strategy
(the “Funds”)
     This Supplement supersedes any information to the contrary within the RidgeWorth Funds Allocation Strategies Prospectus (A, C & I Shares).
     Effective October 14, 2010, the Funds may invest their remaining assets in shares of unaffiliated money market funds.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.